SUPPLEMENT DATED MAY 29, 2019

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS FOR

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE

DATED AUGUST 1, 2018

This supplement revises the Pacific Funds Summary Prospectus for Pacific FundsSM Portfolio Optimization Moderate dated August 1, 2018 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Principal Investment Strategies subsection, the second sentence of the eleventh paragraph is deleted and replaced with the following:

Alternative strategies used by the Underlying Funds may include, for example, currency strategies and long/short equity strategies.